UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 16, 2025

BIGLARI HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	001-38477	82-3784946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Parkway,	Suite 1200
San Antonio,	TX	78259
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 344-3400

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock	BH.A	New York Stock Exchange
Class B common stock	BH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On April 16, 2025, Biglari Holdings Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). The total number of shares of the Company’s Class A common stock voted in person or by proxy at the Meeting was 197,865, representing approximately 96% of the 206,864 shares outstanding and entitled to vote at the Meeting. The matters voted on by shareholders and the number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter is set forth below.

Proposal 1. To elect the nominees listed below as directors of the Company:

	For	Withheld

Sardar Biglari	168,388	21,243

Philip L. Cooley	168,752	20,879

Kenneth R. Cooper	168,876	20,755

John G. Cardwell	169,078	20,553

Ruth J. Person	167,323	22,308

There were 8,234 broker non-votes with respect to the election of directors.

Proposal 2. To ratify the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025:

197,431	386	14
For	Against	Abstentions

Proposal 3. To vote on a non-binding advisory resolution to approve the compensation of the Corporation’s Named Executive Officers, as described in the Company’s proxy statement with respect to the Meeting:

189,048	525	24
For	Against	Abstentions

There were 8,234 broker non-votes with respect to executive compensation.

Proposal 4. To vote on a non-binding advisory resolution to approve the frequency (whether annual, biennial or triennial) with which shareholders of the Company shall be entitled to have an advisory vote on executive compensation, as described in the Company’s proxy statement with respect to the Meeting:

183,188	58	6,339	12
3 Years	2 Years	1 Year	Abstentions

Based on the Results of Proposal 4, the Company has determined to hold future advisory votes on executive compensation every three years until the next required frequency vote.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

April 17, 2025	BIGLARI HOLDINGS INC.

	By:	/s/ Bruce Lewis
		Name:	Bruce Lewis
		Title:	Controller